SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.


                               FORM 8-K/A1


                             CURRENT REPORT


                 Pursuant to Section 10 or 15(d) of the
                     Securities Exchange Act of 1934


                              March 28, 2002
                              --------------
            Date of Report (date of earliest event reported)


                        HOST AMERICA CORPORATION
         (Exact Name of Registrant as Specified in its Charter)


         COLORADO                0-16196                06-1168423
         --------                -------                ----------
(State or Other Jurisdiction   (Commission             (IRS Employer
    of Incorporation           File Number)        Identification Number)


                              TWO BROADWAY
                       HAMDEN, CONNECTICUT  06518
                       --------------------------
                 (Address of Principal Executive Offices
                           Including Zip Code)


                             (203) 248-4100
                             --------------
                     (Registrant's telephone number,
                          including area code)


                             NOT APPLICABLE
                             --------------
      (Former name or former address, if changed since last report)

Item 1.   Changes in Control of Registrant
          --------------------------------

          N/A

Item 2.   Acquisition or Disposition of Assets
          ------------------------------------

          On October 26, 2001, Host America Corporation (the "Registrant" or "Host") entered into a Merger Agreement (the "Agreement") with SelectForce, Inc. ("Select" or "Seller"), an Oklahoma corporation, and Roger Lockhart, a major shareholder of Select, pursuant to which Select would merge with Host Merger Corp. ("HMC"), a Colorado corporation and wholly-owned subsidiary of Host organized for the purposes of the merger. HMC, as the surviving entity, remains a wholly-owned subsidiary of Host and changed its name to Select. Select shareholders received, in the aggregate, 700,000 shares of Host's "restricted" common stock. On March 28, 2002, the Shareholders of Host approved the Agreement. The Agreement and the merger were effective as of that date.

          The Agreement contained numerous representations, warranties and covenants by both parties. A complete description of all warranties, representations and covenants are set forth in the Agreement included as an Exhibit to this Report. Pursuant to the Agreement, a Voting Agreement was entered into among the principal shareholders of the Registrant to cause Tammi Didlot to be elected to serve as a Class II Director of Registrant until the next annual meeting of shareholders.


          In connection with the Agreement, Webster Bank agreed to modify the amount of the revolving line of credit, change the borrowing base definition, extend the expiration date, change the variable interest rate and modify the term note agreement. The bank also approved the Agreement and the assets of Select were pledged to the bank in connection with the merger.


          Concurrent with the execution of the Agreement and the closing, the Registrant and Tammi Didlot entered into a non-competition and employment agreement ("Non-Competition and Employment Agreement"). Pursuant to the Non-Competition and Employment Agreement with Tammi Didlot, Ms. Didlot will be employed for a term of four (4) years as the President of the Registrant's SelectForce operations. According to the terms of the agreement, Ms. Didlot will not compete with the Registrant's business for one (1) year from the termination of her employment agreement, whichever is longer.

          In addition, the Registrant and Roger Lockhart entered into a non-competition, confidentiality and non-solicitation agreement ("Non-Competition, Confidentiality and Non-Solicitation Agreement"). Pursuant to the Non-Competition, Confidentiality and Non-Solicitation Agreement, Roger Lockhart will not compete, will keep confidential and not solicit clients that would involve the Registrant's business for a period of one (1) year from and after the date of this Agreement.

Item 3.   Bankruptcy or Receivership
          --------------------------

          N/A

Item 4.   Changes in Registrant's Certifying Accountants
          ----------------------------------------------

          N/A

Item 5.   Material Events
          ---------------

          N/A

Item 6.   Resignations of Registrant's Directors
          --------------------------------------

          N/A

Item 7.   Financial Statements and Exhibits
          ---------------------------------


          (a)  Financial Statements of Business Acquired.

                            SELECTFORCE, INC.

                          FINANCIAL STATEMENTS
                    AS OF DECEMBER 31, 2001 AND 2000







                              TOGETHER WITH

                      INDEPENDENT AUDITORS' REPORT

                      INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholders of Selectforce, Inc.

We have audited the accompanying balance sheets of Selectforce, Inc. (the "Company") as of December 31, 2001 and 2000, and the related statements of operations, changes in stockholders' equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with U.S. generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Selectforce, Inc. as of December 31, 2001 and 2000, and the results of its operations and its cash flows for the years then ended in conformity with U.S. generally accepted accounting principles.



     /s/  DiSanto Bertoline & Company, P.C.

Glastonbury, Connecticut
May 6, 2002

                            SELECTFORCE, INC.
                             BALANCE SHEETS
                       DECEMBER 31, 2001 AND 2000

                                 ASSETS



                                                        2001               2000
                                                  ----------------   ----------------

CURRENT ASSETS

  Cash                                               $    464,942       $    241,048
  Accounts receivable, net of allowance for doubtful
    accounts of $2,800 and $7,000 at December 31,
    2001 and 2000, respectively                           135,851            155,434
  Notes receivable                                        155,966            140,000
  Prepaid expenses and other                                3,083              5,499
                                                     ------------       ------------
          Total current assets                            759,842            541,981

PROPERTY AND EQUIPMENT, net                                25,501             26,709

OTHER ASSETS
  Deferred merger costs                                   132,466                -
  Other                                                     1,234              1,234
                                                     ------------       ------------
                                                          133,700              1,234
                                                     ------------       ------------
                                                     $    919,043       $    569,924
                                                     ============       ============

                  LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
  Accounts payable                                   $     58,039       $      5,549
  Accrued expenses and other                              102,073             13,612
                                                     ------------       ------------
          Total current liabilities                       160,112             19,161

STOCKHOLDERS' EQUITY
  Common stock, $.01 par value; 1,000,000
    shares authorized                                       7,487              7,487
  Additional paid-in capital                              696,907            696,907
  Retained earnings (deficit)                              54,537           (153,631)
                                                     ------------       ------------
          Total stockholders' equity                      758,931            550,763
                                                     ------------       ------------
                                                     $    919,043       $    569,924
                                                     ============       ============



The accompanying notes are an integral part of these financial statements.

                                   -6-

                                                      SELECTFORCE, INC.
                                                  STATEMENT OF OPERATIONS
                                    FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

                                                                              2000
                                                   ---------------------------------------------------------
                                                    Data Information
                                                       Services         Selectforce, Inc.
                                                       --------         -----------------
                                                     For The Period
                                                     January 1, 2000      For The Period
                                                        Through           July 11, 2000       Total For The
                                                     August 14, 2000    (Inception) Through    Year Ended
                                      2001        (Date of Acquisition)  December 31, 2000  December 31, 2000
                               -----------------   -------------------   -----------------  -----------------
NET REVENUES                       $  1,897,672       $  1,092,930         $     655,463       $  1,748,393

OPERATING EXPENSES                    1,602,504            941,871               795,093          1,736,964
                                   ------------       ------------          ------------       ------------

    Income (loss) from operations       295,168            151,059              (139,630)            11,429

OTHER INCOME
  Interest income                        17,000                  -                 1,999              1,999
                                   ------------       ------------          ------------       ------------

  Income (loss) before provision
   for income taxes                     312,168            151,059              (137,631)            13,428

PROVISION FOR INCOME TAXES              104,000             38,000                16,000             54,000
                                   ------------       ------------          ------------       ------------

    Net income (loss)              $    208,168       $    113,059          $   (153,631)      $    (40,572)
                                   ============       ============          ============       ============

                   The accompanying notes are an integral part of these financial statements.

                                                      -7-

                                             SELECTFORCE, INC.
                                STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
                               FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000


                                 Common Stock
                                 ------------       Additional                Total        DIS
                             Shares                  Paid-In              Shareholders'  Division
                           Outstanding    Amount     Capital      Deficit     Equity      Equity      Total
                           -----------    ------     -------      -------     ------      ------      -----

Balance, December 31, 1999          -    $      -    $      -    $      -    $      -   $ 210,392    $ 210,392

 Contributions, net                 -           -           -           -           -     210,632      210,632

 Net income through
 August 14, 2000                    -           -           -           -           -     113,059      113,059
                             --------    --------    --------    --------    --------   ---------    ---------

Balance, August 14, 2000            -           -           -           -           -     534,083      534,083

Issuance of stock in
 connection with
 acquisition of Data
 Information Services
 division of Eureka Holding
 Company, Inc.                647,500       6,475     527,608           -     534,083    (534,083)           -

Issuance of stock as
 compensation in
 connection with
 incorporation
 (July 11, 2000)              101,200       1,012     169,299           -     170,311           -      170,311

Net loss August 15, 2000
 through
 December 31, 2000                  -           -           -    (153,631)   (153,631)          -     (153,631)
                             --------    --------    --------    --------    --------   ---------    ---------

Balance, December 31, 2000    748,700       7,487     696,907    (153,631)    550,763   $       -      550,763

Net income                          -           -           -     208,168     208,168                  208,168
                             --------    --------    --------    --------    --------                ---------

Balance, December 31, 2001    748,700    $  7,487    $696,907    $ 54,537    $758,931                $ 758,931
                             ========    ========    ========    ========    ========                =========

The accompanying notes are an integral part of these financial statements.

                                   -8-

                                                         SELECTFORCE, INC.
                                                     STATEMENTS OF CASH FLOWS
                                          FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

                                                                                     2000
                                                            --------------------------------------------------------
                                                            Data Information
                                                               Services         Selectforce, Inc.
                                                            For The Period
                                                            January 1, 2000      For The Period
                                                                Through           July 11, 2000      Total For The
                                                           August 14, 2000     (Inception) Through    Year Ended
                                            2001         (Date of Acquisition)  December 31, 2000  December 31, 2000
                                      -----------------   -------------------   -----------------  -----------------
CASH FLOWS FROM OPERATING ACTIVITIES
  Net income (loss)                     $    208,168       $    113,059          $   (153,631)      $    (40,572)
  Adjustments to reconcile net
   income (loss) to net cash
   provided by operating activities
  Depreciation and amortization                3,076             51,146                 5,739             56,885
  Compensation expense pursuant
    to stock issuance                              -                  -               170,311            170,311
  Interest accrued on notes
    receivable                                (5,966)                 -                     -                  -
  Changes in operating assets
    and liabilities:
    (Increase) decrease in accounts
      payable and accrued expenses           140,951            (23,666)               19,161             (4,505)
    Decrease (increase) in accounts
      receivable                              19,583            (88,664)               83,443             (5,221)
    Decrease in prepaid expenses
      and other                                2,416                  -                     -                  -
    Decrease (increase) in other
      assets                                       -              1,576                (5,626)             (4,050)
                                        ------------       ------------          ------------        ------------
     Net cash provided by operating
      activities                             368,228             53,451               119,397             172,848
                                        ------------       ------------          ------------        ------------

CASH FLOWS FROM INVESTING ACTIVITIES
  Repayments of notes receivable             140,000                  -                     -                   -
  Cash received from business acquired             -                  -               264,083             264,083
  Purchases of property and equipment         (1,868)                 -                (2,432)             (2,432)
  Cash paid for merger related costs        (132,466)                 -                     -                   -
  Advances made in connection with
   notes receivable                         (150,000)                 -              (140,000)           (140,000)
                                        ------------       ------------          ------------        ------------
    Net cash (used in) provided by
     investing activities                   (144,334)                 -               121,651             121,651
                                        ------------       ------------          ------------        ------------

CASH FLOWS FROM FINANCING ACTIVITIES
  Cash (paid to)/received from Eureka
   Holding Company, Inc., net                      -            (53,451)                    -             (53,451)

NET INCREASE IN CASH                         223,894                  -               241,048             241,048

CASH, beginning of year                      241,048                  -                     -                   -
                                        ------------       ------------          ------------        ------------
CASH, end of year                       $    464,942       $          -          $    241,048        $    241,048
                                        ============       ============          ============        ============

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
  Cash paid during the year for:
  Income taxes                          $      6,864       $          -          $          -        $          -

  Cash paid (received) for business
  acquired is comprised of:
  Assets acquired                       $          -       $          -          $    270,000        $    270,000
  Liabilities assumed                              -                  -                    -                   -
                                        ------------       ------------          ------------        ------------
  Purchase price, net of cash received             -                  -               270,000             270,000
  Common stock issued for acquired
    business                                       -                  -               534,083             534,083
                                        ------------       ------------          ------------        ------------
  Net cash received from business
    acquired                            $          -       $          -          $   (264,083)       $   (264,083)
                                        ============       ============          ============        ============

                       The accompanying notes are an integral part of these financial statements

                                                         -9-

                            SELECTFORCE, INC.
                      NOTES TO FINANCIAL STATEMENTS
                       DECEMBER 31, 2001 AND 2000


NOTE 1 -  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

          NATURE OF OPERATIONS

          Selectforce, Inc. (the "Company") provides pre-employment screening services of prospective employees to employers. The Company's customers are primarily located in Oklahoma.

          The Company was incorporated in the State of Oklahoma on July 11, 2000, to acquire the business assets and operations of Data Information Services (DIS), a division of Eureka Holding Company, Inc. (Eureka).

          BASIS OF PRESENTATION

          On August 14, 2000, the Company acquired all of the business assets and operations of Data Information Services (DIS), a division of Eureka Holding Company, Inc. (Eureka), in exchange for 647,500 shares of common stock, which represented approximately 86% of the total outstanding shares of the Company on that date. The business combination was accounted for as a recapitalization transaction and, accordingly, the net assets acquired were recorded at DIS's historical cost basis. The 2000 audited financial statements present the accounts of the Company as of December 31, 2000 and the results of its operations for the period from July 11, 2000 (date of inception) through December 31, 2000, and the results of the operations of DIS for the period from January 1, 2000 through August 14, 2000 (date of acquisition). The operating results for these periods have been presented separately with a total presented for 2000 to facilitate the comparison of the Company's results of operations on an annual basis to the 2001 financial statements.

          USE OF ESTIMATES

          The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

          CASH EQUIVALENTS

          For the purpose of the statement of cash flows, the Company defines cash equivalents as highly liquid instruments with an original maturity of three months or less. The Company had no cash equivalents at December 31, 2001 and 2000.

          PROPERTY AND EQUIPMENT

          Property and equipment are stated at cost. Depreciation and amortization are computed using the straight-line method over the estimated useful lives of the related assets. Expenditures which substantially increase the useful lives of the related assets are capitalized. Maintenance, repairs and minor renewals on property and equipment are charged to operations as incurred.

                            SELECTFORCE, INC.
               NOTES TO FINANCIAL STATEMENTS (Continued)
                       DECEMBER 31, 2001 AND 2000


NOTE 1 -  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

          DEFERRED MERGER COSTS

          Deferred merger costs were capitalized pending the consummation of the transaction with Host America Corporation (SEE NOTES 5 AND 10).

          REVENUE RECOGNITION

          Revenue from pre-employment screening services of prospective employees is recognized when the services are rendered.

          INCOME TAXES

          The Company recognizes deferred tax liabilities and assets for the expected future tax consequences of events that have been included in the financial statements or tax returns. Deferred tax liabilities and assets are determined based on the differences between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse.

NOTE 2 -  FINANCIAL INSTRUMENTS

          CONCENTRATIONS OF CREDIT RISK

          The Company's financial instruments that are exposed to concentrations of credit risk consist primarily of cash, trade accounts receivable and notes receivable.

          * Cash - The Company places its cash and temporary cash investments with high credit quality institutions. At times, such investments may be in excess of the FDIC insurance limit. The Company had cash balances on deposit with banks at December 31, 2001 and 2000 that exceeded federal depository insurance limits by $255,921 and $72,293, respectively.

          * Accounts receivable - The Company grants credit to its customers, substantially all of whom are provided pre-employment screening services of prospective employees. No single customer accounted for a significant amount of the Company's accounts receivable or sales as of and for the years ended December 31, 2001 and 2000. The Company reviews a customer's credit history before extending credit and establishes an allowance for doubtful accounts based upon factors surrounding the credit risk of specific customers, historical trends, and other information. Such losses have been within management's expectations.

          * Notes receivable - The 2001 balance is due from Host America Corporation ("Host"), an entity that subsequently acquired the Company on March 28, 2002 (SEE NOTE 10). The 2000 balance was due from the Chairman of the Board of Directors and was repaid on May 9, 2001.

                            SELECTFORCE, INC.
                NOTES TO FINANCIAL STATEMENTS (Continued)
                       DECEMBER 31, 2001 AND 2000

NOTE 2 -  FINANCIAL INSTRUMENTS (Continued)

          FAIR VALUE OF FINANCIAL INSTRUMENTS

          Statement of Financial Accounting Standards (SFAS) No. 107, FAIR VALUE OF FINANCIAL INSTRUMENTS, requires disclosure of the fair value of financial instruments for which the determination of fair value is practicable. SFAS No. 107 defines the fair value of a financial instrument as the amount at which the instrument could be exchanged in a current transaction between willing parties.

          The carrying amount of the Company's financial instruments approximates their fair value as outlined below:

          * Cash, trade accounts receivable, notes receivable, trade accounts payable and accrued expenses - The carrying amounts approximate their fair value because of the short maturity of those instruments.

          The Company's financial instruments are held for other than trading purposes.

NOTE 3 -  PROPERTY AND EQUIPMENT

          A summary of property and equipment is as follows:

                                                     2001           2000
                                                  ----------     ----------


               Office equipment                    $ 37,691       $ 50,153
               Office furniture                       8,689          8,689
                                                   --------       --------
                                                     46,380         58,842
               Less: accumulated depreciation        20,879         32,133
                                                   --------       --------
                                                   $ 25,501       $ 26,709
                                                   ========       ========

          Depreciation expense for the years ended December 31, 2001 and 2000 totaled $3,076 and $8,160, respectively.

NOTE 4 -  NOTES RECEIVABLE

          HOST AMERICA CORPORATION

          On July 11, 2001, the Company loaned $150,000 to Host pursuant to the terms of a promissory demand note executed by the parties. The promissory note bears interest at the rate of 9.25% per annum and the principal and accrued interest is payable in full by Host on December 28, 2001. On December 28, 2001 an option to extend the due date until June 28, 2002 was exercised. The balance due Host together with unpaid interest totaled $155,966 at December 31, 2001.

          DIRECTOR/SHAREHOLDER

          The note receivable balance at December 31, 2000 totaling $140,000 represented an obligation between the Company and its Chairman of the Board of Directors (Director) with interest at 7.5%. The note was secured by the Director's shares in the Company and was repaid during 2001.

                            SELECTFORCE, INC.
                NOTES TO FINANCIAL STATEMENTS (Continued)
                       DECEMBER 31, 2001 AND 2000


NOTE 5 -  DEFERRED MERGER COSTS

          Deferred merger costs totaling $132,466 at December 31, 2001 consist of professional fees and other related costs in connection with the merger of the Company with Host (See Note
          10).

NOTE 6 -  OPERATING LEASE

          The Company has a noncancelable operating lease for office space which expires in January 2003. Future minimum lease payments under this operating lease are as follows:

               Year ending December 31:
                 2002                                  $ 19,258
                 2003                                     1,610
                                                       --------
                                                       $ 20,868
                                                       ========

          Rent expense for the operating lease totaled $18,514 and $16,346 for the years ended December 31, 2001 and 2000, respectively.

NOTE 7 -  INCOME TAXES

          The provision for income taxes consists of the following for the years ended December 31, 2001 and 2000:

                                                     2001           2000
                                                  ----------     ----------

               Current
                 Federal                           $ 86,000       $ 44,000
                 State                               18,000         10,000
               Deferred                                   -              -
                                                   --------       --------
                                                   $104,000       $ 54,000
                                                   ========       ========

          The components of the net deferred tax accounts as of December 31, 2001 and 2000 are as follows:

                                                     2001           2000
                                                  ----------     ----------

               Deferred tax asset:
                 Restricted stock issued to
                  employees                        $ 54,000       $ 54,000
                 Allowance for doubtful accounts      1,000          2,400
                 Valuation allowance                (55,000)       (56,400)
                                                   --------       --------
                                                   $      -       $      -
                                                   ========       ========

                            SELECTFORCE, INC.
                NOTES TO FINANCIAL STATEMENTS (Continued)
                       DECEMBER 31, 2001 AND 2000


NOTE 8 -  RETIREMENT PLAN

          The Company maintains a SIMPLE IRA plan (the "Plan") covering substantially all of its employees. The Company contributes 3% of each participating employees gross wages into the Plan. The Company contributed $5,996 and $1,269 for the years ended December 31, 2001 and 2000, respectively.

NOTE 9 -  STOCK BASED COMPENSATION

          In connection with the incorporation of the Company, 101,200 shares of common stock were issued to employees of DIS (31,200 shares) and beneficially to an officer/major shareholder of Eureka (70,000 shares). These shares were valued at their estimated fair value including a discount from the Host letter of intent offer price dated March 2001, reflecting present value and restrictions regarding lack of marketability considerations. Such amount totaled $170,311 and is included in operating expenses in the accompanying statement of operations for the year ended December 31, 2000.

NOTE 10 - SUBSEQUENT EVENT

          On March 28, 2002, all of the issued and outstanding shares of the Company were acquired by Host in exchange for 700,000 shares of "restricted" common stock valued at $1,960,000. Host is a contract food management organization, which specializes in providing full service restaurant and employee dining, special event catering, vending and office coffee service to business and industry accounts located in the Northeast United States.

          (b) Pro Forma Financial Information. The required pro forma information as of December 28, 2001 is incorporated by reference from the Registrant's Definitive Proxy materials on Schedule 14a dated
March 28, 2002. The Balance Sheet of the consolidated entities as of March 29, 2002 is contained within the Form 10-QSB as of March 29, 2002 and is likewise incorporated by this reference.




          (c) Exhibits:
               10.34     Merger Agreement between Host America
                         Corporation and SelectForce, Inc., dated
                         October 26, 2001.*

               10.41 Non-Competition and Employment Agreement between Host America Corporation and Tammi Didlot dated March 28, 2002.*

               10.42     Non-Competition, Confidentiality and
                         Non-Solicitation Agreement between Host America Corporation and Roger Lockhart dated
                         March 28, 2002.*
_______________
*  previously filed

                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   HOST AMERICA CORPORATION


Dated: June 11, 2002               By: /s/ David J. Murphy
                                      ---------------------------------
                                      David J. Murphy
                                      Chief Financial Officer